UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

STERLING CHECK CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-40829	37-1784336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 State Street Plaza, 24th Floor New York, New York		10004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 1 (800) 853-3228

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mr. Greenblatt and Appointment of Mr. Rubado

On September 27, 2021, Sterling Check Corp. (the “Company”) and certain selling stockholders completed the initial public offering of an aggregate of 16,427,750 shares of Sterling’s common stock, including 2,142,750 shares purchased pursuant to the full exercise by the underwriters of their option to purchase additional shares. As anticipated and discussed in the Company’s Registration Statement on Form S-1 (File No. 333-259113) (the “Registration Statement”) with respect to the initial public offering, William Greenblatt resigned from the Company’s Board of Directors (the “Board”) on September 27, 2021, and Arthur J. Rubado III has been appointed to the Board effective September 27, 2021. Mr. Greenblatt’s resignation was not the result of any disagreement with the Company.

The Board has appointed Arthur J. Rubado III as a Class II director, effective September 27, 2021. Mr. Rubado will hold office until the annual meeting of stockholders to be held in 2023 and until his successor shall be elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. There are no transactions in which Mr. Rubado has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Rubado is a Managing Director, Private Equity, and Head of CDPQ U.S. He joined CDPQ U.S. in January 2018 and oversees the Private Equity portfolio. He is also responsible for the New York office and sits on the International Private Equity Investment Committee. Mr. Rubado has 30 years of operating and investing experience. Before joining CDPQ, he was a Managing Director and Operating Partner at Reservoir Capital, where he worked with portfolio company senior management and directors in healthcare, high tech and services. Previously, he was a Director in Kohlberg Kravis Roberts & Co.’s (“KKR”) operating executive group, KKR Capstone, where he worked in healthcare, high tech, retail/distribution and financial services, in both large scale and start-up/new company platforms. Prior to KKR, he was a founding member of executive management for SmartOps Corporation, an enterprise software developer, which was acquired by SAP AG. Earlier in his career, he was a consultant at McKinsey & Company, and worked in project, risk and operations management roles for the Royal Dutch/Shell Group. Mr. Rubado holds a B.S. in Mechanical & Aerospace Engineering with distinction from Cornell University and an M.B.A. with honors from Harvard Business School. He sits on the Boards of Directors of Constellation Insurance Holdings, Allied Universal, AlixPartners, PetSmart, TeamHealth and ITI Data. He has previously been a Board member at Clarios, MyEyeDr, ClearTrail Real Estate, and Chairman of ClearCaptions LLC. Mr. Rubado was selected to serve as a director because of his extensive experience in private equity investing, domestic and international experience, and service on the boards of directors of other companies.

The Company has entered into its standard form of indemnification agreement for directors and officers with Mr. Rubado. The form of indemnification agreement was previously filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed on August 27, 2021 and is incorporated herein by reference.

Establishment of Director Compensation Policy

The Board established a Director Compensation Policy, effective as of September 27, 2021, that provides that each non-employee director of the Board will receive an annual retainer of $50,000 for service on the Board. In addition to the annual retainer, each Non-Employee Director serving as the Non-Executive Board Chair, or as a committee member or chair, as applicable, shall receive an additional annual retainer for such service. A Non-Employee Director may elect to receive 50% or 100% of his or her annual retainer, in lieu of cash, in the form of shares of common stock of the Company. Each non-employee directors’ compensation for service on the Board will be consistent with the Director Compensation Policy.

The Director Compensation Policy is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2021, following the effectiveness of the Registration Statement, the following became effective:

(1)

Amended and Restated Certificate of Incorporation of the Company, dated September 22, 2021 (the “Certificate of Incorporation”), substantially in the form previously filed as Exhibit 3.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 filed on September 13, 2021; and

(2)

Amended and Restated Bylaws of the Company (the “Bylaws”), substantially in the form previously filed as Exhibit 3.2 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 filed on September 13, 2021.

The Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms of such documents filed as exhibits to the Registration Statement and as described therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Sterling Check Corp.

3.2	Amended and Restated Bylaws of Sterling Check Corp.

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed on August 27, 2021).

10.2	Director Compensation Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CHECK CORP.
September 27, 2021	By:	/s/ Steven Barnett
	Name:	Steven Barnett
	Title:	Executive Vice President, Secretary and
Chief Legal & Risk Officer